Commitments	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments
21.	COMMITMENTS

The Company’s commitments as of December 31, 2014 were as follows:

	Total	2015	2016	2017	2018	2019	Thereafter
Operating leases	199	47	34	27	21	13	57
Purchase obligations	391	362	15	6	5	3	—
of which:
Equipment purchase	171	171	—	—	—	—	—
Foundry purchase	83	83
Software, design, technologies and licenses	137	108	15	6	5	3	—
Other obligations	512	284	117	81	28	2	—

Total	1,102	693	166	114	54	18	57

As a consequence of the Company’s planned closures of certain of its manufacturing facilities, some of the contracts as reported above have been terminated. The termination fees for the sites still in operation have not been taken into account.

Operating leases are mainly related to building and equipment leases. The amount disclosed is composed of minimum payments for future leases from 2015 to 2019 and thereafter. The Company leases land, buildings, plants and equipment under operating leases that expire at various dates under non-cancellable lease agreements. Operating lease expense was $66 million for the year ended December 31, 2014, $83 million for the year ended December 31, 2013 and $114 million for the year ended December 31, 2012.

Purchase obligations are primarily comprised of purchase commitments for equipment, for outsourced foundry wafers and for software licenses.

Other obligations primarily relate to firm contractual commitments with respect to partnership and cooperation agreements and other service agreements.